Exhibit 4.29

DEBT RESTRUCTURING AGREEMENT

This debt restructuring agreement (this “Agreement”) is entered into as of the 9th day of May, 2024 (the “Effective Date”), among Red Metal Resources Ltd. (“Red Metal” or the “Company”), Caitlin L. Jeffs (“Caitlin”), Richard N. Jeffs (“Richard”), Fairtide Ventures Limited (“Fairtide”) and Joao da Costa (“Joao”, and together with Caitlin, Richard and Fairtide, the “Note Holders”).

WHEREAS each Note Holder entered into a loan agreement with the Company dated January 31, 2024 (the “Loan Agreements” and each, a “Loan Agreement”), and pursuant to such Loan Agreements, the Company issued certain promissory notes dated January 31, 2024 to the Note Holders, as more particularly set out in Schedule “A” attached hereto (the “Existing Notes”, and each, a “Existing Note”);

AND WHEREAS the aggregate principal and accrued and unpaid interest on the Existing Notes as of the date hereof totals $1,911,451.33 (the “Indebtedness”), comprised as follows; $1,025,623.26 due to Caitlin, $527,552.41 due to Richard, $340,611.44 due to Fairtide, and $17,664.22 due to Joao;

AND WHEREAS pursuant to the terms of the Existing Notes, the amount due is payable by the Company on demand;

AND WHEREAS the Parties believe it is in the best interest of the Company and the Note Holders to restructure the Existing Notes;

AND WHEREAS the Note Holders and the Company wish to restructure the Indebtedness (the “Restructuring”) by: (i) the Note Holders and the Company agreeing to cancel the Existing Notes and Loan Agreements and concurrently therewith, the Company issuing a new promissory note to each Note Holder, as set out in Schedule “B” (the “Replacement Notes”); and (ii) setting out a payment structure and schedule with respect to the Indebtedness;

AND WHEREAS the Note Holders and the Company (collectively, the “Parties” and each, a “Party”) wish to enter into this Agreement to set forth the terms and conditions of the Restructuring.

NOW THEREFORE, in consideration of the foregoing, the covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the Parties agree as follows:

1.	INTERPRETATION

(a)	A reference to an entity includes any entity that is a successor to or permitted assign of such entity.

(b)	Any reference in this Agreement to gender includes all genders. Words importing the singular number only include the plural and vice versa

(c)	The division of this Agreement into articles, sections or subsections and the insertion of headings used throughout this Agreement are solely for convenience of reference and are not to be used as an aid in the interpretation of this Agreement. The words “Article” or “Section” followed by a number or letter refers to the specified Article or Section of this Agreement.

(d)	In this Agreement, unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders. The word “include”, “includes” or “including” shall be interpreted on an inclusive basis and shall be deemed to be followed by the words “without limitation”.

(e)	Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day which ends the period and by extending the period to the next Business Day following if the last day of the period is not a Business Day. “Business Day” means any day of the year, other than a Saturday, Sunday or statutory holiday in Vancouver, British Columbia.

(f)	All amounts in this Agreement are stated and shall be paid in Canadian dollars.

2.	RESTRUCTURING

2.1	Forgiveness and Cancellation of Certain Accrued but Unpaid Interest. Each Note Holder agrees to forgive and cancel certain interest on their respective Existing Note, as follows:

(a)	Caitlin agrees to forgive and cancel the aggregate sum of $71,833.68 in accrued but unpaid interest of the Existing Note issued to Caitlin;

(b)	Richard agrees to forgive and cancel the aggregate sum of $33,427.21 in accrued but unpaid interest of the Existing Note issued to Richard;

(c)	Fairtide agrees to forgive and cancel the aggregate sum of $34,309.60 in accrued but unpaid interest of the Existing Note issued to Fairtide;

(d)	Joao agrees to forgive and cancel the aggregate sum of $6,276.77 in accrued but unpaid interest of the Existing Note issued to Joao;

2.2	Due and Payable. The outstanding Indebtedness, together with all Interest (as defined below) shall be due and payable by the Company and the Company shall remit instalment payments to the Note Holders as set forth in this Agreement, on a pro rata basis, in respect of the Indebtedness and Interest. The pro rata amount of the Indebtedness and Interest due to each Note Holder on a Payment Date (as defined below) shall be set forth in the Replacement Notes to be issued by the Company to each such Note Holder.

2.3	Terms.

(a)	Interest. The Indebtedness shall bear interest from and after the Effective Date until the Indebtedness is paid in full at a rate of 8.0% per annum (“Interest”), calculated and compounded monthly, not in advance, as well as before and after default and judgement.

(b)	Instalment Payments. Subject to the acceleration of the Payment Date and adjustment to the Instalment Payment as set out in subsection 2.3(c) herein in the event of a Financing Milestone, the Company shall repay the Indebtedness and Interest in the amounts (each, an “Instalment Payment”) and on the dates (each, a “Payment Date”) set out below:

Payment Date	Instalment Payment
No later than the date that is six (6) months after the Effective Date:	$100,000 of the Indebtedness
No later than the date that is twelve (12) months after the Effective Date	$100,000 of the Indebtedness
No later than the date that is eighteen (18) months after the Effective Date	$200,000 of the Indebtedness
No later than the date that is twenty-four (24) months after the Effective Date	$200,000 of the Indebtedness
No later than the date that is thirty (30) months after the Effective Date	$218,575.22 of the Indebtedness
No later than the date that is thirty-six (36) months after the Effective Date	$218,575.22 of the Indebtedness
No later than the date that is forty-two (42) months after the Effective Date	$218,575.22 of the Indebtedness
No later than the date that is forty-eight (48) months after the Effective Date	$218,575.22 of the Indebtedness
No later than the date that is fifty-four (54) months after the Effective Date	$218,575.22 of the Indebtedness
No later than the date that is sixty (60) months after the Effective Date	$218,575.22 of the Indebtedness and any and all accrued but unpaid Interest on the Indebtedness

(c)	Acceleration. If the Company undertakes and completes one or more offerings of debt or equity securities for gross cumulative proceeds of at least $1,500,000 within the first year after the Effective Date, or $2,000,000 within two (2) years after the Effective Date (each, a “Financing Milestone”), then, the next Instalment Payment shall be adjusted as set forth below and shall be due and payable within five (5) days after the closing of the financing which results in the Company achieving the Financing Milestone. The amount of each Instalment Payment payable by the Company after a Financing Milestone shall be an amount that is equal to the greater of: (i) the prior Instalment Payment, and (ii) the amount that equals 5% of the aggregate gross proceeds raised by the Company from the Effective Date to the date that the Company achieves the Financing Milestone (the “New Instalment Payment”). If the Company remits a New Instalment Payment, each subsequent Instalment Payment shall be no less than the New Instalment Payment and the Payment Date shall, thereafter, be six (6) months after each New Instalment Payment.

(d)	Payment of Indebtedness and Interest in Shares. In respect of any amounts to be paid by the Company on account of the Indebtedness and Interest, the Company may, at its sole discretion and in accordance and compliance with all applicable securities laws and the policies of any stock exchange upon which the Company’s common shares are listed, settle such amount payable by issuing to the Note Holders common shares in the capital of the Company (the “Settlement Shares”). If the Company elects to issue Settlement Shares in respect of an Instalment Payment or New Instalment Payment, as the case may be, each Settlement Share shall be issued at a deemed price equal to the greater of the volume weighted average closing price as quoted on the Canadian Securities Exchange (“CSE”) for the previous 10 trading days ending on the day before a news release is disseminated by the Company in respect of an Instalment Payment, or such other price as is acceptable to the CSE. The Company shall duly submit any and all necessary filings with the CSE or any securities regulatory authority in respect of the issuance of any Settlement Shares, and shall comply in all respects with the requirements of the policies of the CSE and applicable securities laws. Any Settlement Shares in respect of an Instalment Payment shall be issued no later than the Payment Date.

(e)	Payments Pro Rata. Any cash payments made or Settlement Shares issued by the Company to the Note Holders on account of the Indebtedness and Interest shall be made or issued, as the case may be, to each Note Holder on a pro rata basis.

(f)	Manner and Delivery of Payments. All cash payments by the Company shall be made by certified cheque or bank draft and any such certified cheque or bank draft, or certificates representing Settlement Shares, shall be delivered to each Note Holder in the amount owed to such Note Holder at the address of such Note Holder set out in on the signature page attached hereto.

(g)	Default. In the Event of Default (as defined in the Replacement Notes) all outstanding Indebtedness and accrued but unpaid Interest shall become immediately due and payable to the Note Holders.

2.4	Exchange of Notes with Note Holders. The Note Holders hereby sell, assign, transfer and deliver to the Company, and the Company hereby acquires and cancels the Existing Notes in exchange for the execution of the Replacement Notes by the Company and the delivery thereof to the Note Holders. The Company and the Note Holders agree that the execution and delivery of the Replacement Notes by the Company to the Note Holders shall constitute full satisfaction of the Existing Notes and that effective as of the acquisition thereof by the Company on the Effective Date, the Existing Notes and the Loan Agreements and all rights and obligations thereunder shall be cancelled and terminated.

2.5	Deliveries by Note Holders. Upon the execution of this Agreement the Note Holders shall deliver to the Company:

(a)	the original Existing Notes listed in Schedule “A” which were issued in favour of the Note Holder; and

(b)	a duly executed copy of this Agreement.

2.6	Deliveries by the Company. Upon the execution of this Agreement, the Company shall deliver to each Note Holder:

(a)	a Replacement Note in favour of such Note Holder; and

(b)	a duly executed copy of this Agreement.

2.7	Several Liability. The obligations of the Note Holders pursuant to this Agreement shall be several and not joint.

3.	Mutual Release

3.1	Mutual Release. Except for the obligations created by this Agreement and the Replacement Notes, effective at the Effective Date, the Parties (each, a “Releasor”) fully, finally and forever release and agree to hold harmless each other and all their respective successors, assigns, officers, directors, employees, lenders, affiliates, consultants, advisors and agents (each, a “Releasee”) from and against any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, foreseeable or unforeseeable (collectively, the “Claims”), which a Releasor may have at the Effective Date or may thereafter have against any of the released parties by reason of any matter, cause or thing whatsoever from the beginning of time to the Effective Date arising out of or based upon the Existing Notes and the Loan Agreements (the “Release”).

4.	MISCELLANEOUS

4.1	Time of the Essence. Time is of the essence in this Agreement.

4.2	Entire Agreement. This Agreement the schedules hereto and any other documents required to be delivered pursuant to this Agreement or incorporated by reference into this Agreement constitute the entire agreement between the Parties with respect to the matters contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such transactions.

4.3	Waiver. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right it may have.

4.4	Amendment. This Agreement may only be amended, supplemented or otherwise modified by written agreement signed by all of the Parties.

4.5	Notice. Any notice, direction or other communication given pursuant to this Agreement (each, a “Notice”) must be in writing, sent by personal delivery, courier or facsimile (but not by email) and sent to the Party to be notified at the address indicated for such party on the signature page hereof or at such other address as such Party may designate by providing at least 10 days’ written notice to the other Parties hereto. A Notice is deemed to be given and received (i) if sent by personal delivery or courier, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day or (ii) if sent by facsimile, on the Business Day following the date of confirmation of transmission by the originating facsimile. A Party may change its address for service from time to time as set forth herein and any subsequent Notice must be sent to the Party at its changed address.

4.6	Successors and Assigns. This Agreement becomes effective when executed by all of the Parties. After that time, it will be binding upon and enure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns.

4.7	Further Assurances. Each Party shall, from time to time and at all times hereafter, at the request of the other Party but without additional consideration, do all such other acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent of this Agreement.

4.8	Counterparts. This Agreement may be executed by any Party in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. The transmission by facsimile of, or e-mail transmission of a portable document format (.pdf), copy of the execution page hereof reflecting the execution of this Agreement by any Party shall be effective to evidence the Party’s intention to be bound by this Agreement and that Party’s agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

4.9	Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

4.10	Governing Law. This Agreement is governed by, and will be interpreted and construed in accordance with, the local domestic laws of the Province of British Columbia and the federal laws of Canada applicable therein. This Agreement will be treated in all respects as a British Columbia contract. Each Party irrevocably attorns and submits to the exclusive jurisdiction of the British Columbia courts situated in the City of Vancouver and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

[Remainder of page left blank intentionally – signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

SIGNED, SEALED and DELIVERED by	)
CAITLIN L. JEFFS in the presence of:	)
)
)
/s/ Leah Clapp	)	/s/ Caitlin L. Jeffs
Name	)	CAITLIN L. JEFFS
Leah Clapp	)
Address	)
[redacted]	)	Address:
	)	[redacted]
[redacted]	)
Occupation	)

SIGNED, SEALED and DELIVERED by	)
RICHARD N. JEFFS in the presence of:	)
)
)
/s/ Susan Jeffs	)	/s/ Richard N. Jeffs
Name	)	RICHARD N. JEFFS
Susan Jeffs	)
Address	)
[redacted]	)	Address:
	)	[redacted]
[redacted]	)
Occupation	)

SIGNED, SEALED and DELIVERED by	)
JOAO DA COSTA in the presence of:	)
)
)
/s/ Yanika Silina	)	/s/ Joao Da Costa
Name	)	JOAO DA COSTA
Yanika Silina	)
Address	)
[redacted]	)	Address:
	)	[redacted]
[redacted]	)
Occupation	)

RED METAL RESOURCES LTD.

By:	/s/ Michael Thompson
Name:	Michael Thompson
Title:	Director

Address:	[redacted]

FAIRTIDE VENTURES LIMITED

Per:	/s/ Caitlin Jeffs
Authorized Signatory

Address:	[redacted]

Schedule “A”

The Existing Notes

1.	Promissory Note dated January 31, 2024 issued by Red Metal Resources Ltd. to Caitlin Jeffs of 48, Peter Street, Thunder Bay, Ontario, P7A 5H3, in the aggregate sum of $1,325,623.26 (of which $300,000 was previously assigned)

2.	Promissory Note dated January 31, 2024 issued by Red Metal Resources Ltd. to Richard N. Jeffs of 11750 Fairtide Road, Ladysmith, BC V9G 1K5, in the aggregate sum of $677,552.41 (of which $150,000 was previously assigned)

3.	Promissory Note dated January 31, 2024 issued by Red Metal Resources Ltd. to Fairtide Ventures Limited of 278 Bay Street, Suite 102, Thunder Bay, Ontario, P7B 1R8, in the aggregate sum of $340,611.44

4.	Promissory Note dated January 31, 2024 issued by Red Metal Resources Ltd. to Joao da Costa of 1130 West Pender Street, Suite 820, Vancouver, BC V6E 4A4, in the aggregate sum of $17,664.22

Schedule “B”

Replacement Notes to Note Holders

Promissory Notes

PROMISSORY NOTE

THIS PROMISSORY NOTE (the “Note”) is dated May 9, 2024 (the “Effective Date”)

BETWEEN:

REd metal resources ltd., a British Columbia company, having an office located at 102-278 Bay Street, Thunder Bay, Ontario P7B 1R8

(the “Borrower”)

AND:

JOAO DA COSTA, businessperson, of Suite 820 - 1130 West Pender Street, Vancouver, BC V6E 4A4

(the “Lender”, and together with the Borrower, the “Parties” and each a “Party”)

WHEREAS:

A. The Borrower and the Lender entered into a Debt Restructuring Agreement dated May 9, 2024 (the “Restructuring Agreement”) pursuant to which the Parties agreed to restructure indebtedness owed by the Borrower to the Lender. The indebtedness was evidenced by a promissory note dated January 31, 2024 (the “Old Note”) issued by the Borrower pursuant to a loan agreement between the Borrower and Lender dated January 31, 2024 (the “Loan Agreement”) in the aggregate amount of $17,664.22. Pursuant to the terms of the Restructuring Agreement, the Lender forgave the a portion of the debt in the amount of $6,276.77. As of the date hereof, the Borrower is indebted to the Lender in the amount of $11,387.45; and

B. Pursuant to the Restructuring Agreement: (i) the Lender agreed to forgive a portion of the debt, (ii) the Borrower agreed to repurchase and cancel the Old Note and issue to the Lender this Note in replacement thereof, (iii) the Parties agreed to cancel and terminate the Loan Agreement, and (iv) the Parties agreed to restructure the repayment of Principal (as defined herein) and Interest (as defined herein) in the manner and pursuant to the schedule set forth in this Note.

NOW THEREFORE the Parties agree as follows:

1. For value received the Borrower hereby promises to pay to the Lender the sum of $11,387.455 (the “Principal”) in the manner and on the dates set forth herein. This Note will bear interest (the “Interest”) on the Principal outstanding, from time to time, both before and after default and judgment, commencing the date of this Note at a rate of 8% per annum, calculated and compounded monthly, payable in arrears and not in advance. Accrued but unpaid interest shall be due and payable on the date that is sixty (60) months from the date of this Note. Principal and Interest are hereinafter collectively referred to as the “Indebtedness”.

2. Subject to the acceleration of a Payment Date or adjustment of an Instalment Payment as set out in this Note, the Borrower shall pay the Indebtedness in the amounts (each, an “Instalment Payment”) and on the dates (each, a “Payment Date”) set out in the table below:

Payment Date	Instalment Payment
No later than the date that is six (6) months after the Effective Date:	$644.96
No later than the date that is twelve (12) months after the Effective Date	$644.96
No later than the date that is eighteen (18) months after the Effective Date	$1,289.92
No later than the date that is twenty-four (24) months after the Effective Date	$1,289.92
No later than the date that is thirty (30) months after the Effective Date	$1,252.95
No later than the date that is thirty-six (36) months after the Effective Date	$1,252.95
No later than the date that is forty-two (42) months after the Effective Date	$1,252.95
No later than the date that is forty-eight (48) months after the Effective Date	$1,252.95
No later than the date that is fifty-four (54) months after the Effective Date	$1,252.95
No later than the date that is sixty (60) months after the Effective Date	$1,252.95 of the Principal and any and all accrued but unpaid Interest

3. If the Borrower undertakes and completes one or more offerings of debt or equity securities for gross cumulative proceeds of at least $1,500,000 within the first year after the Effective Date, or $2,000,000 within two (2) years after the Effective Date (each, a “Financing Milestone”), then, the next Instalment Payment shall be adjusted as set forth below and shall be due and payable within five (5) days after the closing of the financing which results in the Borrower achieving the Financing Milestone. The amount of each Instalment Payment payable by the Borrower after a Financing Milestone shall be an amount that is equal to the greater of: (i) the prior Instalment Payment, and (ii) the amount that equals 5% of the aggregate gross proceeds raised by the Borrower from the Effective Date to the date that the Borrower achieves the Financing Milestone (the “New Instalment Payment”). If the Borrower remits a New Instalment Payment, each subsequent Instalment Payment shall be no less than the New Instalment Payment and the Payment Date shall, thereafter, be six (6) months after each New Instalment Payment.

4. In respect of any amounts to be paid by the Borrower on account of the Indebtedness and Interest, the Borrower may, at its sole discretion and in accordance and compliance with all applicable securities laws and the policies of any stock exchange upon which the Borrower’s common shares are listed, settle such amount payable by issuing to the Lender common shares in the capital of the Borrower (the “Settlement Shares”). If the Borrower elects to issue Settlement Shares in respect of an Instalment Payment or New Instalment Payment, as the case may be, each Settlement Share shall be issued at a deemed price equal to the greater of the volume weighted average closing price as quoted on the Canadian Securities Exchange (“CSE”) for the previous 10 trading days ending on the day before a news release is disseminated by the Borrower in respect of an Instalment Payment, or such other price as is acceptable to the CSE. The Borrower shall duly submit any and all necessary filings with the CSE or any securities regulatory authority in respect of the issuance of any Settlement Shares, and shall comply in all respects with the requirements of the policies of the CSE and applicable securities laws. Any Settlement Shares in respect of an Instalment Payment shall be issued no later than the Payment Date.

5. All cash payments by the Borrower shall be made by certified cheque or bank draft and any such certified cheque or bank draft, or certificates representing Settlement Shares, shall be delivered to the Lender at the address of the Lender set out in this Note.

6. At the Lender’s option, the outstanding Principal and all accrued but unpaid Interest represented by this Note will become immediately due and payable upon written notice of acceleration given by the Lender to the Borrower following the occurrence of any of the following events (each an “Event of Default”):

(a)	if the Borrower shall fail to pay any portion of the Principal, any Interest on this Note or any other sum due hereunder, on the date on which such amount shall become due and payable, whether at the stated date of maturity or at any accelerated date of maturity or at any other date fixed for payment;

(b)	if the Borrower shall fail to perform in any material respect any of the other covenants and agreements set forth herein, and not cure such failure within ten (10) days after notice thereof;

(c)	if any representation or warranty of the Borrower in this Note shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

(d)	if the Borrower shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or of any substantial part of its respective assets or shall commence any case or other proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall authorize any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or the Borrower shall indicate its approval thereof, consent thereto or acquiescence therein or such involuntary petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

(e)	if a decree or order shall be entered appointing any trustee, custodian, liquidator or receiver of the Borrower or of any substantial part of its assets, or adjudicating the Borrower bankrupt or insolvent, or approving a petition in any such case or other proceeding;

(f)	if this Note shall be cancelled, terminated, revoked or rescinded, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind this Note shall be commenced by or on behalf of the Borrower or its shareholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more provisions of this Note is illegal, invalid or unenforceable in accordance with the terms thereof; and

(g)	if there occurs (i) a sale or disposition of all or substantially all of the assets of the Borrower including, without limitation, the sale, assignment, relinquishment, transfer or disposition of any of the mineral claims or interests that it owns or otherwise has interests in as of the date hereof, other than the mineral claims comprising the property known as the “Mateo” property, or (ii) any transfer of beneficial ownership, directly or indirectly, of all or any portion of the outstanding shares of the Borrower, in a single transaction or a series of related transactions except, in the case of a transfer of beneficial ownership of common shares in the capital of the Borrower where the shareholders of the Borrower immediately prior to such transaction or series of related transactions retain directly or indirectly at least fifty percent (50%) of the voting rights in the Borrower or the successor or acquiring entity (as applicable).

7. Upon the occurrence of an Event of Default and at any time thereafter, provided the Event of Default has not been waived by the Lender or the Borrower has not theretofore remedied all outstanding Events of Default within the prescribed time period, the Lender may at its option by notice to the Borrower declare the Principal, Interest and all other amounts owing under this Note to be immediately due and payable.

8. The Borrower represents and warrants to the Lender that:

(a)	it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is qualified and licensed to do business in any jurisdiction in which the conduct of its business or its ownership of property requires that it be so qualified;

(b)	it has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Note;

(c)	the execution, delivery and performance of this Note, including, without limitation, the issuance of and Settlement Shares, are within its powers, have been duly authorized, are not or will not be in conflict with or constitute a breach of any provision contained in its enabling documents, and do not or will not contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material agreement to which it is a party or by which it is bound, or give any person the right to (i) declare a default or exercise any remedy under any such material agreement, (ii) accelerate the maturity or performance of any such material agreement, or (iii) cancel, terminate or modify any such material agreement; and

(d)	this Note to which it is a party has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

9. The Borrower covenants and agrees that, so long as any of its obligations under this Note remain outstanding, it shall do all of the following:

(a)	duly and punctually pay or cause to be paid the Principal and Interest and all other amounts provided for in this Note in accordance with the terms hereof; and

(b)	preserve and maintain in full force and effect its legal existence and good standing in its respective jurisdictions of organization and maintain qualification in each jurisdiction in which qualification is required under applicable law.

10. The Borrower hereby waives presentment or demand for payment and waives and foregoes any claim or right of set-off, contribution, or any other defense or diminishment or set off of the amount herein evidenced and secured. The Borrower further waives all defense or pleadings or cross-claim as answer or to resist demand or repayment and acknowledges and acquiesces to the filing of process by Lender and the taking of judgment and the execution of such process and waives all defenses or counterpleading thereto.

11. This Note will be binding on and enure to the benefit of the Lender, its successors and assigns and the Borrower and its permitted successors and assigns.

12. If any part or provision of this Note is invalid or unenforceable it will at the election of the Lender be severed from this Note and the remainder of this Note will be construed as if such invalid or unenforceable part or provision had been deleted from this Note.

13. This Note and all matters arising hereunder will be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the Borrower has executed this Note effective as the date first above written.

RED METAL RESOURCES LTD.

Per:	/s/ Caitlin Jeff
Authorized Signatory
Name:	Caitlin Jeff
Title:	President, CEO

JOAO DA COSTA

/s/ Joao Da Costa

PROMISSORY NOTE

THIS PROMISSORY NOTE (the “Note”) is dated May 9, 2024 (the “Effective Date”)

BETWEEN:

REd metal resources ltd., a British Columbia company, having an office located at 102-278 Bay Street, Thunder Bay, Ontario P7B 1R8

(the “Borrower”)

AND:

FAIRTIDE VENTURES LIMITED, a company with an address located at 278 Bay Street, Suite 102, Thunder Bay, Ontario P7B 1R8

(the “Lender”, and together with the Borrower, the “Parties” and each a “Party”)

WHEREAS:

A. The Borrower and the Lender entered into a Debt Restructuring Agreement dated May 9, 2024 (the “Restructuring Agreement”) pursuant to which the Parties agreed to restructure indebtedness owed by the Borrower to the Lender. The indebtedness was evidenced by a promissory note dated January 31, 2024 (the “Old Note”) issued by the Borrower pursuant to a loan agreement between the Borrower and Lender dated January 31, 2024 (the “Loan Agreement”) in the aggregate amount of $340,611.44. Pursuant to the terms of the Restructuring Agreement, the Lender forgave the a portion of the debt in the amount of $34,309.60. As of the date hereof, the Borrower is indebted to the Lender in the amount of $306,301.80; and

B. Pursuant to the Restructuring Agreement: (i) the Lender agreed to forgive a portion of the debt, (ii) the Borrower agreed to repurchase and cancel the Old Note and issue to the Lender this Note in replacement thereof, (iii) the Parties agreed to cancel and terminate the Loan Agreement, and (iv) the Parties agreed to restructure the repayment of Principal (as defined herein) and Interest (as defined herein) in the manner and pursuant to the schedule set forth in this Note.

NOW THEREFORE the Parties agree as follows:

14. For value received the Borrower hereby promises to pay to the Lender the sum of $306,301.80 (the “Principal”) in the manner and on the dates set forth herein. This Note will bear interest (the “Interest”) on the Principal outstanding, from time to time, both before and after default and judgment, commencing the date of this Note at a rate of 8% per annum, calculated and compounded monthly, payable in arrears and not in advance. Accrued but unpaid interest shall be due and payable on the date that is sixty (60) months from the date of this Note. Principal and Interest are hereinafter collectively referred to as the “Indebtedness”.

15. Subject to the acceleration of a Payment Date or adjustment of an Instalment Payment as set out in this Note, the Borrower shall pay the Indebtedness in the amounts (each, an “Instalment Payment”) and on the dates (each, a “Payment Date”) set out in the table below:

Payment Date	Instalment Payment
No later than the date that is six (6) months after the Effective Date:	$17,348.27
No later than the date that is twelve (12) months after the Effective Date	$17,348.27
No later than the date that is eighteen (18) months after the Effective Date	$34,696.55
No later than the date that is twenty-four (24) months after the Effective Date	$34,696.55
No later than the date that is thirty (30) months after the Effective Date	$33,702.03
No later than the date that is thirty-six (36) months after the Effective Date	$33,702.03
No later than the date that is forty-two (42) months after the Effective Date	$33,702.03
No later than the date that is forty-eight (48) months after the Effective Date	$33,702.03
No later than the date that is fifty-four (54) months after the Effective Date	$33,702.03
No later than the date that is sixty (60) months after the Effective Date	$33,702.03 of the Principal and any and all accrued but unpaid Interest

16. If the Borrower undertakes and completes one or more offerings of debt or equity securities for gross cumulative proceeds of at least $1,500,000 within the first year after the Effective Date, or $2,000,000 within two (2) years after the Effective Date (each, a “Financing Milestone”), then, the next Instalment Payment shall be adjusted as set forth below and shall be due and payable within five (5) days after the closing of the financing which results in the Borrower achieving the Financing Milestone. The amount of each Instalment Payment payable by the Borrower after a Financing Milestone shall be an amount that is equal to the greater of: (i) the prior Instalment Payment, and (ii) the amount that equals 5% of the aggregate gross proceeds raised by the Borrower from the Effective Date to the date that the Borrower achieves the Financing Milestone (the “New Instalment Payment”). If the Borrower remits a New Instalment Payment, each subsequent Instalment Payment shall be no less than the New Instalment Payment and the Payment Date shall, thereafter, be six (6) months after each New Instalment Payment.

17. In respect of any amounts to be paid by the Borrower on account of the Indebtedness and Interest, the Borrower may, at its sole discretion and in accordance and compliance with all applicable securities laws and the policies of any stock exchange upon which the Borrower’s common shares are listed, settle such amount payable by issuing to the Lender common shares in the capital of the Borrower (the “Settlement Shares”). If the Borrower elects to issue Settlement Shares in respect of an Instalment Payment or New Instalment Payment, as the case may be, each Settlement Share shall be issued at a deemed price equal to the greater of the volume weighted average closing price as quoted on the Canadian Securities Exchange (“CSE”) for the previous 10 trading days ending on the day before a news release is disseminated by the Borrower in respect of an Instalment Payment, or such other price as is acceptable to the CSE. The Borrower shall duly submit any and all necessary filings with the CSE or any securities regulatory authority in respect of the issuance of any Settlement Shares, and shall comply in all respects with the requirements of the policies of the CSE and applicable securities laws. Any Settlement Shares in respect of an Instalment Payment shall be issued no later than the Payment Date.

18. All cash payments by the Borrower shall be made by certified cheque or bank draft and any such certified cheque or bank draft, or certificates representing Settlement Shares, shall be delivered to the Lender at the address of the Lender set out in this Note.

19. At the Lender’s option, the outstanding Principal and all accrued but unpaid Interest represented by this Note will become immediately due and payable upon written notice of acceleration given by the Lender to the Borrower following the occurrence of any of the following events (each an “Event of Default”):

(a)	if the Borrower shall fail to pay any portion of the Principal, any Interest on this Note or any other sum due hereunder, on the date on which such amount shall become due and payable, whether at the stated date of maturity or at any accelerated date of maturity or at any other date fixed for payment;

(b)	if the Borrower shall fail to perform in any material respect any of the other covenants and agreements set forth herein, and not cure such failure within ten (10) days after notice thereof;

(c)	if any representation or warranty of the Borrower in this Note shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

(d)	if the Borrower shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or of any substantial part of its respective assets or shall commence any case or other proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall authorize any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or the Borrower shall indicate its approval thereof, consent thereto or acquiescence therein or such involuntary petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

(e)	if a decree or order shall be entered appointing any trustee, custodian, liquidator or receiver of the Borrower or of any substantial part of its assets, or adjudicating the Borrower bankrupt or insolvent, or approving a petition in any such case or other proceeding;

(f)	if this Note shall be cancelled, terminated, revoked or rescinded, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind this Note shall be commenced by or on behalf of the Borrower or its shareholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more provisions of this Note is illegal, invalid or unenforceable in accordance with the terms thereof; and

(g)	if there occurs (i) a sale or disposition of all or substantially all of the assets of the Borrower including, without limitation, the sale, assignment, relinquishment, transfer or disposition of any of the mineral claims or interests that it owns or otherwise has interests in as of the date hereof, other than the mineral claims comprising the property known as the “Mateo” property, or (ii) any transfer of beneficial ownership, directly or indirectly, of all or any portion of the outstanding shares of the Borrower, in a single transaction or a series of related transactions except, in the case of a transfer of beneficial ownership of common shares in the capital of the Borrower where the shareholders of the Borrower immediately prior to such transaction or series of related transactions retain directly or indirectly at least fifty percent (50%) of the voting rights in the Borrower or the successor or acquiring entity (as applicable).

20. Upon the occurrence of an Event of Default and at any time thereafter, provided the Event of Default has not been waived by the Lender or the Borrower has not theretofore remedied all outstanding Events of Default within the prescribed time period, the Lender may at its option by notice to the Borrower declare the Principal, Interest and all other amounts owing under this Note to be immediately due and payable.

21. The Borrower represents and warrants to the Lender that:

(a)	it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is qualified and licensed to do business in any jurisdiction in which the conduct of its business or its ownership of property requires that it be so qualified;

(b)	it has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Note;

(c)	the execution, delivery and performance of this Note, including, without limitation, the issuance of and Settlement Shares, are within its powers, have been duly authorized, are not or will not be in conflict with or constitute a breach of any provision contained in its enabling documents, and do not or will not contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material agreement to which it is a party or by which it is bound, or give any person the right to (i) declare a default or exercise any remedy under any such material agreement, (ii) accelerate the maturity or performance of any such material agreement, or (iii) cancel, terminate or modify any such material agreement; and

(d)	this Note to which it is a party has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

22. The Borrower covenants and agrees that, so long as any of its obligations under this Note remain outstanding, it shall do all of the following:

(a)	duly and punctually pay or cause to be paid the Principal and Interest and all other amounts provided for in this Note in accordance with the terms hereof; and

(b)	preserve and maintain in full force and effect its legal existence and good standing in its respective jurisdictions of organization and maintain qualification in each jurisdiction in which qualification is required under applicable law.

23. The Borrower hereby waives presentment or demand for payment and waives and foregoes any claim or right of set-off, contribution, or any other defense or diminishment or set off of the amount herein evidenced and secured. The Borrower further waives all defense or pleadings or cross-claim as answer or to resist demand or repayment and acknowledges and acquiesces to the filing of process by Lender and the taking of judgment and the execution of such process and waives all defenses or counterpleading thereto.

24. This Note will be binding on and enure to the benefit of the Lender, its successors and assigns and the Borrower and its permitted successors and assigns.

25. If any part or provision of this Note is invalid or unenforceable it will at the election of the Lender be severed from this Note and the remainder of this Note will be construed as if such invalid or unenforceable part or provision had been deleted from this Note.

26. This Note and all matters arising hereunder will be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the Borrower has executed this Note effective as the date first above written.

RED METAL RESOURCES LTD.

Per:	/s/ Joao Da Costa
Authorized Signatory
Name:	Joao Da Costa
Title:	CFO

FAIRTIDE VENTURES LIMITED

Per:	/s/ Caitlin Jeff
Authorized Signatory
Name:	Caitlin Jeff
Title:	President

PROMISSORY NOTE

THIS PROMISSORY NOTE (the “Note”) is dated May 9, 2024 (the “Effective Date”)

BETWEEN:

REd metal resources ltd., a British Columbia company, having an office located at 102-278 Bay Street, Thunder Bay, Ontario P7B 1R8

(the “Borrower”)

AND:

RICHARD N. JEFFS, businessperson, of 11750 Fairtide Road, Ladysmith, BC V9G 1K5

(the “Lender”, and together with the Borrower, the “Parties” and each a “Party”)

WHEREAS:

A. The Borrower and the Lender entered into a Debt Restructuring Agreement dated May 9, 2024 (the “Restructuring Agreement”) pursuant to which the Parties agreed to restructure indebtedness owed by the Borrower to the Lender. The indebtedness was evidenced by a promissory note dated January 31, 2024 (the “Old Note”) issued by the Borrower pursuant to a loan agreement between the Borrower and Lender dated January 31, 2024 (the “Loan Agreement”) in the aggregate amount of $677,552.41. Subsequent to the date of the Loan Agreement, the Lender assigned $150,000 of the debt to a third party. Pursuant to the terms of the Restructuring Agreement, the Lender forgave the a portion of the debt in the amount of $33,427.21. As of the date hereof, the Borrower is indebted to the Lender in the amount of $494,125.20; and

B. Pursuant to the Restructuring Agreement: (i) the Lender agreed to forgive a portion of the debt, (ii) the Borrower agreed to repurchase and cancel the Old Note and issue to the Lender this Note in replacement thereof, (iii) the Parties agreed to cancel and terminate the Loan Agreement, and (iv) the Parties agreed to restructure the repayment of Principal (as defined herein) and Interest (as defined herein) in the manner and pursuant to the schedule set forth in this Note.

NOW THEREFORE the Parties agree as follows:

27. For value received the Borrower hereby promises to pay to the Lender the sum of $494,125.20 (the “Principal”) in the manner and on the dates set forth herein. This Note will bear interest (the “Interest”) on the Principal outstanding, from time to time, both before and after default and judgment, commencing the date of this Note at a rate of 8% per annum, calculated and compounded monthly, payable in arrears and not in advance. Accrued but unpaid interest shall be due and payable on the date that is sixty (60) months from the date of this Note. Principal and Interest are hereinafter collectively referred to as the “Indebtedness”.

28. Subject to the acceleration of a Payment Date or adjustment of an Instalment Payment as set out in this Note, the Borrower shall pay the Indebtedness in the amounts (each, an “Instalment Payment”) and on the dates (each, a “Payment Date”) set out in the table below:

Payment Date	Instalment Payment
No later than the date that is six (6) months after the Effective Date:	$27,986.18
No later than the date that is twelve (12) months after the Effective Date	$27,986.18
No later than the date that is eighteen (18) months after the Effective Date	55,972.37
No later than the date that is twenty-four (24) months after the Effective Date	$55,972.37
No later than the date that is thirty (30) months after the Effective Date	$54,368.02
No later than the date that is thirty-six (36) months after the Effective Date	$54,368.02
No later than the date that is forty-two (42) months after the Effective Date	$54,368.02
No later than the date that is forty-eight (48) months after the Effective Date	$54,368.02
No later than the date that is fifty-four (54) months after the Effective Date	$54,368.02
No later than the date that is sixty (60) months after the Effective Date	$54,368.02 of the Principal and any and all accrued but unpaid Interest

29. If the Borrower undertakes and completes one or more offerings of debt or equity securities for gross cumulative proceeds of at least $1,500,000 within the first year after the Effective Date, or $2,000,000 within two (2) years after the Effective Date (each, a “Financing Milestone”), then, the next Instalment Payment shall be adjusted as set forth below and shall be due and payable within five (5) days after the closing of the financing which results in the Borrower achieving the Financing Milestone. The amount of each Instalment Payment payable by the Borrower after a Financing Milestone shall be an amount that is equal to the greater of: (i) the prior Instalment Payment, and (ii) the amount that equals 5% of the aggregate gross proceeds raised by the Borrower from the Effective Date to the date that the Borrower achieves the Financing Milestone (the “New Instalment Payment”). If the Borrower remits a New Instalment Payment, each subsequent Instalment Payment shall be no less than the New Instalment Payment and the Payment Date shall, thereafter, be six (6) months after each New Instalment Payment.

30. In respect of any amounts to be paid by the Borrower on account of the Indebtedness and Interest, the Borrower may, at its sole discretion and in accordance and compliance with all applicable securities laws and the policies of any stock exchange upon which the Borrower’s common shares are listed, settle such amount payable by issuing to the Lender common shares in the capital of the Borrower (the “Settlement Shares”). If the Borrower elects to issue Settlement Shares in respect of an Instalment Payment or New Instalment Payment, as the case may be, each Settlement Share shall be issued at a deemed price equal to the greater of the volume weighted average closing price as quoted on the Canadian Securities Exchange (“CSE”) for the previous 10 trading days ending on the day before a news release is disseminated by the Borrower in respect of an Instalment Payment, or such other price as is acceptable to the CSE. The Borrower shall duly submit any and all necessary filings with the CSE or any securities regulatory authority in respect of the issuance of any Settlement Shares, and shall comply in all respects with the requirements of the policies of the CSE and applicable securities laws. Any Settlement Shares in respect of an Instalment Payment shall be issued no later than the Payment Date.

31. All cash payments by the Borrower shall be made by certified cheque or bank draft and any such certified cheque or bank draft, or certificates representing Settlement Shares, shall be delivered to the Lender at the address of the Lender set out in this Note.

32. At the Lender’s option, the outstanding Principal and all accrued but unpaid Interest represented by this Note will become immediately due and payable upon written notice of acceleration given by the Lender to the Borrower following the occurrence of any of the following events (each an “Event of Default”):

(a)	if the Borrower shall fail to pay any portion of the Principal, any Interest on this Note or any other sum due hereunder, on the date on which such amount shall become due and payable, whether at the stated date of maturity or at any accelerated date of maturity or at any other date fixed for payment;

(b)	if the Borrower shall fail to perform in any material respect any of the other covenants and agreements set forth herein, and not cure such failure within ten (10) days after notice thereof;

(c)	if any representation or warranty of the Borrower in this Note shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

(d)	if the Borrower shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or of any substantial part of its respective assets or shall commence any case or other proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall authorize any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or the Borrower shall indicate its approval thereof, consent thereto or acquiescence therein or such involuntary petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

(e)	if a decree or order shall be entered appointing any trustee, custodian, liquidator or receiver of the Borrower or of any substantial part of its assets, or adjudicating the Borrower bankrupt or insolvent, or approving a petition in any such case or other proceeding;

(f)	if this Note shall be cancelled, terminated, revoked or rescinded, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind this Note shall be commenced by or on behalf of the Borrower or its shareholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more provisions of this Note is illegal, invalid or unenforceable in accordance with the terms thereof; and

(g)	if there occurs (i) a sale or disposition of all or substantially all of the assets of the Borrower including, without limitation, the sale, assignment, relinquishment, transfer or disposition of any of the mineral claims or interests that it owns or otherwise has interests in as of the date hereof, other than the mineral claims comprising the property known as the “Mateo” property, or (ii) any transfer of beneficial ownership, directly or indirectly, of all or any portion of the outstanding shares of the Borrower, in a single transaction or a series of related transactions except, in the case of a transfer of beneficial ownership of common shares in the capital of the Borrower where the shareholders of the Borrower immediately prior to such transaction or series of related transactions retain directly or indirectly at least fifty percent (50%) of the voting rights in the Borrower or the successor or acquiring entity (as applicable).

33. Upon the occurrence of an Event of Default and at any time thereafter, provided the Event of Default has not been waived by the Lender or the Borrower has not theretofore remedied all outstanding Events of Default within the prescribed time period, the Lender may at its option by notice to the Borrower declare the Principal, Interest and all other amounts owing under this Note to be immediately due and payable.

34. The Borrower represents and warrants to the Lender that:

(a)	it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is qualified and licensed to do business in any jurisdiction in which the conduct of its business or its ownership of property requires that it be so qualified;

(b)	it has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Note;

(c)	the execution, delivery and performance of this Note, including, without limitation, the issuance of and Settlement Shares, are within its powers, have been duly authorized, are not or will not be in conflict with or constitute a breach of any provision contained in its enabling documents, and do not or will not contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material agreement to which it is a party or by which it is bound, or give any person the right to (i) declare a default or exercise any remedy under any such material agreement, (ii) accelerate the maturity or performance of any such material agreement, or (iii) cancel, terminate or modify any such material agreement; and

(d)	this Note to which it is a party has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

35. The Borrower covenants and agrees that, so long as any of its obligations under this Note remain outstanding, it shall do all of the following:

(a)	duly and punctually pay or cause to be paid the Principal and Interest and all other amounts provided for in this Note in accordance with the terms hereof; and

(b)	preserve and maintain in full force and effect its legal existence and good standing in its respective jurisdictions of organization and maintain qualification in each jurisdiction in which qualification is required under applicable law.

36. The Borrower hereby waives presentment or demand for payment and waives and foregoes any claim or right of set-off, contribution, or any other defense or diminishment or set off of the amount herein evidenced and secured. The Borrower further waives all defense or pleadings or cross-claim as answer or to resist demand or repayment and acknowledges and acquiesces to the filing of process by Lender and the taking of judgment and the execution of such process and waives all defenses or counterpleading thereto.

37. This Note will be binding on and enure to the benefit of the Lender, its successors and assigns and the Borrower and its permitted successors and assigns.

38. If any part or provision of this Note is invalid or unenforceable it will at the election of the Lender be severed from this Note and the remainder of this Note will be construed as if such invalid or unenforceable part or provision had been deleted from this Note.

39. This Note and all matters arising hereunder will be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the Borrower has executed this Note effective as the date first above written.

RED METAL RESOURCES LTD.

Per:	/s/ Caitlin Jeff
Authorized Signatory
Name:	Caitlin Jeff
Title:	President, CEO

RICHARD N. JEFFS

/s/ Richard Jeffs

PROMISSORY NOTE

THIS PROMISSORY NOTE (the “Note”) is dated May 9, 2024 (the “Effective Date”)

BETWEEN:

REd metal resources ltd., a British Columbia company, having an office located at 102-278 Bay Street, Thunder Bay, Ontario P7B 1R8

(the “Borrower”)

AND:

CAITLIN L. JEFFS, businessperson, of 48 Peter Street, Thunder Bay, Ontario, P7A 5H3

(the “Lender”, and together with the Borrower, the “Parties” and each a “Party”)

WHEREAS:

A. The Borrower and the Lender entered into a Debt Restructuring Agreement dated May 9, 2024 (the “Restructuring Agreement”) pursuant to which the Parties agreed to restructure indebtedness owed by the Borrower to the Lender. The indebtedness was evidenced by a promissory note dated January 31, 2024 (the “Old Note”) issued by the Borrower pursuant to a loan agreement between the Borrower and Lender dated January 31, 2024 (the “Loan Agreement”) in the aggregate amount of $1,325,623.26. Subsequent to the date of the Loan Agreement, the Lender assigned $300,000 of the debt to a third party. Pursuant to the terms of the Restructuring Agreement, the Lender forgave the a portion of the debt in the amount of $71,833.68. As of the date hereof, the Borrower is indebted to the Lender in the amount of $953,789.58; and

B. Pursuant to the Restructuring Agreement: (i) the Lender agreed to forgive a portion of the debt, (ii) the Borrower agreed to repurchase and cancel the Old Note and issue to the Lender this Note in replacement thereof, (iii) the Parties agreed to cancel and terminate the Loan Agreement, and (iv) the Parties agreed to restructure the repayment of Principal (as defined herein) and Interest (as defined herein) in the manner and pursuant to the schedule set forth in this Note.

NOW THEREFORE the Parties agree as follows:

40. For value received the Borrower hereby promises to pay to the Lender the sum of $953,789.58 (the “Principal”) in the manner and on the dates set forth herein. This Note will bear interest (the “Interest”) on the Principal outstanding, from time to time, both before and after default and judgment, commencing the date of this Note at a rate of 8% per annum, calculated and compounded monthly, payable in arrears and not in advance. Accrued but unpaid interest shall be due and payable on the date that is sixty (60) months from the date of this Note. Principal and Interest are hereinafter collectively referred to as the “Indebtedness”.

41. Subject to the acceleration of a Payment Date or adjustment of an Instalment Payment as set out in this Note, the Borrower shall pay the Indebtedness in the amounts (each, an “Instalment Payment”) and on the dates (each, a “Payment Date”) set out in the table below:

Payment Date	Instalment Payment
No later than the date that is six (6) months after the Effective Date:	$54,020.58
No later than the date that is twelve (12) months after the Effective Date	$54,020.58
No later than the date that is eighteen (18) months after the Effective Date	$108,041.16
No later than the date that is twenty-four (24) months after the Effective Date	$108,041.16
No later than the date that is thirty (30) months after the Effective Date	$104,944.35
No later than the date that is thirty-six (36) months after the Effective Date	$104,944.35
No later than the date that is forty-two (42) months after the Effective Date	$104,944.35
No later than the date that is forty-eight (48) months after the Effective Date	$104,944.35
No later than the date that is fifty-four (54) months after the Effective Date	$104,944.35
No later than the date that is sixty (60) months after the Effective Date	$104,944.35 of the Principal and any and all accrued but unpaid Interest

42. If the Borrower undertakes and completes one or more offerings of debt or equity securities for gross cumulative proceeds of at least $1,500,000 within the first year after the Effective Date, or $2,000,000 within two (2) years after the Effective Date (each, a “Financing Milestone”), then, the next Instalment Payment shall be adjusted as set forth below and shall be due and payable within five (5) days after the closing of the financing which results in the Borrower achieving the Financing Milestone. The amount of each Instalment Payment payable by the Borrower after a Financing Milestone shall be an amount that is equal to the greater of: (i) the prior Instalment Payment, and (ii) the amount that equals 5% of the aggregate gross proceeds raised by the Borrower from the Effective Date to the date that the Borrower achieves the Financing Milestone (the “New Instalment Payment”). If the Borrower remits a New Instalment Payment, each subsequent Instalment Payment shall be no less than the New Instalment Payment and the Payment Date shall, thereafter, be six (6) months after each New Instalment Payment.

43. In respect of any amounts to be paid by the Borrower on account of the Indebtedness and Interest, the Borrower may, at its sole discretion and in accordance and compliance with all applicable securities laws and the policies of any stock exchange upon which the Borrower’s common shares are listed, settle such amount payable by issuing to the Lender common shares in the capital of the Borrower (the “Settlement Shares”). If the Borrower elects to issue Settlement Shares in respect of an Instalment Payment or New Instalment Payment, as the case may be, each Settlement Share shall be issued at a deemed price equal to the greater of the volume weighted average closing price as quoted on the Canadian Securities Exchange (“CSE”) for the previous 10 trading days ending on the day before a news release is disseminated by the Borrower in respect of an Instalment Payment, or such other price as is acceptable to the CSE. The Borrower shall duly submit any and all necessary filings with the CSE or any securities regulatory authority in respect of the issuance of any Settlement Shares, and shall comply in all respects with the requirements of the policies of the CSE and applicable securities laws. Any Settlement Shares in respect of an Instalment Payment shall be issued no later than the Payment Date.

44. All cash payments by the Borrower shall be made by certified cheque or bank draft and any such certified cheque or bank draft, or certificates representing Settlement Shares, shall be delivered to the Lender at the address of the Lender set out in this Note.

45. At the Lender’s option, the outstanding Principal and all accrued but unpaid Interest represented by this Note will become immediately due and payable upon written notice of acceleration given by the Lender to the Borrower following the occurrence of any of the following events (each an “Event of Default”):

(a)	if the Borrower shall fail to pay any portion of the Principal, any Interest on this Note or any other sum due hereunder, on the date on which such amount shall become due and payable, whether at the stated date of maturity or at any accelerated date of maturity or at any other date fixed for payment;

(b)	if the Borrower shall fail to perform in any material respect any of the other covenants and agreements set forth herein, and not cure such failure within ten (10) days after notice thereof;

(c)	if any representation or warranty of the Borrower in this Note shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

(d)	if the Borrower shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or of any substantial part of its respective assets or shall commence any case or other proceeding relating to the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall authorize any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or the Borrower shall indicate its approval thereof, consent thereto or acquiescence therein or such involuntary petition or application shall not have been dismissed within sixty (60) days following the filing thereof;

(e)	if a decree or order shall be entered appointing any trustee, custodian, liquidator or receiver of the Borrower or of any substantial part of its assets, or adjudicating the Borrower bankrupt or insolvent, or approving a petition in any such case or other proceeding;

(f)	if this Note shall be cancelled, terminated, revoked or rescinded, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind this Note shall be commenced by or on behalf of the Borrower or its shareholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more provisions of this Note is illegal, invalid or unenforceable in accordance with the terms thereof; and

(g)	if there occurs (i) a sale or disposition of all or substantially all of the assets of the Borrower including, without limitation, the sale, assignment, relinquishment, transfer or disposition of any of the mineral claims or interests that it owns or otherwise has interests in as of the date hereof, other than the mineral claims comprising the property known as the “Mateo” property or (ii) any transfer of beneficial ownership, directly or indirectly, of all or any portion of the outstanding shares of the Borrower, in a single transaction or a series of related transactions except, in the case of a transfer of beneficial ownership of common shares in the capital of the Borrower where the shareholders of the Borrower immediately prior to such transaction or series of related transactions retain directly or indirectly at least fifty percent (50%) of the voting rights in the Borrower or the successor or acquiring entity (as applicable).

46. Upon the occurrence of an Event of Default and at any time thereafter, provided the Event of Default has not been waived by the Lender or the Borrower has not theretofore remedied all outstanding Events of Default within the prescribed time period, the Lender may at its option by notice to the Borrower declare the Principal, Interest and all other amounts owing under this Note to be immediately due and payable.

47. The Borrower represents and warrants to the Lender that:

(a)	it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is qualified and licensed to do business in any jurisdiction in which the conduct of its business or its ownership of property requires that it be so qualified;

(b)	it has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to enter into and carry out the transactions contemplated by this Note;

(c)	the execution, delivery and performance of this Note, including, without limitation, the issuance of and Settlement Shares, are within its powers, have been duly authorized, are not or will not be in conflict with or constitute a breach of any provision contained in its enabling documents, and do not or will not contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any material agreement to which it is a party or by which it is bound, or give any person the right to (i) declare a default or exercise any remedy under any such material agreement, (ii) accelerate the maturity or performance of any such material agreement, or (iii) cancel, terminate or modify any such material agreement; and

(d)	this Note to which it is a party has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

48. The Borrower covenants and agrees that, so long as any of its obligations under this Note remain outstanding, it shall do all of the following:

(a)	duly and punctually pay or cause to be paid the Principal and Interest and all other amounts provided for in this Note in accordance with the terms hereof; and

(b)	preserve and maintain in full force and effect its legal existence and good standing in its respective jurisdictions of organization and maintain qualification in each jurisdiction in which qualification is required under applicable law.

49. The Borrower hereby waives presentment or demand for payment and waives and foregoes any claim or right of set-off, contribution, or any other defense or diminishment or set off of the amount herein evidenced and secured. The Borrower further waives all defense or pleadings or cross-claim as answer or to resist demand or repayment and acknowledges and acquiesces to the filing of process by Lender and the taking of judgment and the execution of such process and waives all defenses or counterpleading thereto.

50. This Note will be binding on and enure to the benefit of the Lender, its successors and assigns and the Borrower and its permitted successors and assigns.

51. If any part or provision of this Note is invalid or unenforceable it will at the election of the Lender be severed from this Note and the remainder of this Note will be construed as if such invalid or unenforceable part or provision had been deleted from this Note.

52. This Note and all matters arising hereunder will be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

IN WITNESS WHEREOF the Borrower has executed this Note effective as the date first above written.

RED METAL RESOURCES LTD.

Per:	/s/ Joao (John) Da Costa
Authorized Signatory
Name:	Joao (John) Da Costa
Title:	CFO

CAITLIN L. JEFFS

/s/ Caitlin Jeffs